                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 31, 2000

                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            MARYLAND                           1-9524                 33-0204126
            --------                           ------                 ----------
(STATE OR OTHER JURISDICTION           (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        OF INCORPORATION)                                          IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                              SINCE LAST REPORT )

ITEM 5. OTHER EVENTS.

     The Chief Operating Officer of Burnham Pacific Properties, Inc. (the "Company"), Joseph Wm. Byrne, resigned effective May 31, 2000. His responsibilities, which primarily involved oversight of the Company's leasing and asset management activities, will be assumed on an interim basis by J. David Martin, the Company's Chief Executive Officer. Mr. Byrne has been retained as a consultant for a period of one year.

     In addition, on June 1, 2000, the Company issued a press release announcing, among other things, that its Board of Directors has rescheduled the date of the Company's 2000 Annual Meeting of Stockholders to Wednesday, October 18, 2000 (the "2000 Annual Meeting"). As a result, for nominations of persons for election to the Board of Directors and the proposal of business to be properly brought by a stockholder before the 2000 Annual Meeting, the stockholder must give notice thereof, in addition to complying with the other conditions contained in the Company's Bylaws, in writing to the secretary of the Company at the principal executive offices of the Company not earlier than July 20, 2000 nor later than August 19, 2000.

     The text of the May 31, 2000 amendment to the Bylaws which effected the rescheduling of the 2000 Annual Meeting is included herein as Exhibit 3(ii).4 and a copy of the related press release is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.          DESCRIPTION
-----------          -----------
3(ii).1              Bylaws of the Company, as amended and
                     restated as of November 19, 1997
                     (incorporated by reference to Exhibit 3.2 of
                     the Company's Current Report on Form 8-K
                     filed on December 16, 1997).

3(ii).2              Text of February 9, 2000 Amendments to
                     Bylaws (incorporated by reference to Exhibit
                     3(ii).2 of the Company's Current Report on
                     Form 8-K filed on February 10, 2000).

3(ii).3              Text of April 5, 2000 Amendment to Bylaws
                     (incorporated by reference to Exhibit
                     3(ii).3 of the Company's Current Report on
                     Form 8-K filed on April 10, 2000).

3(ii).4              Text of May 31, 2000 Amendment to Bylaws.

99.1                 Press release of the Company dated June 1, 2000.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                              BURNHAM PACIFIC PROPERTIES, INC.



Dated: May 31, 2000                           By: /s/ Daniel B. Platt
                                                 ------------------------------
                                              Name:  Daniel B. Platt
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
3(ii).1           Bylaws of the Company, as amended and
                  restated as of November 19, 1997
                  (incorporated by reference to Exhibit 3.2 of
                  the Company's Current Report on Form 8-K
                  filed on December 16, 1997).

3(ii).2           Text of February 9, 2000 Amendments to
                  Bylaws (incorporated by reference to Exhibit
                  3(ii).2 of the Company's Current Report on
                  Form 8-K filed on February 10, 2000).

3(ii).3           Text of April 5, 2000 Amendment to Bylaws
                  (incorporated by reference to Exhibit
                  3(ii).3 of the Company's Current Report on
                  Form 8-K filed on April 10, 2000).

3(ii).4           Text of May 31, 2000 Amendment to Bylaws.

99.1              Press release of the Company dated June 1, 2000.



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